UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Trovagene, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Trovagene, Inc. will be held on

June 13, 2017, at 9:00 a.m. local time at the Company’s offices located at

11055 Flintkote Avenue, San Diego, California 92121

PROXY STATEMENT AND 2016 ANNUAL REPORT ON FORM 10-K

ARE AVAILABLE AT:

http://www.pstvote.com/trovagene2017

Dear Stockholder:

The Annual Meeting of Stockholders of Trovagene, Inc. has been called to consider and act upon the following matters:

•	Election of seven (7) members to our Board of Directors.

•	Ratification of the appointment of BDO USA, LLP as Trovagene’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

•	Approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the number of shares issuable thereunder to 9,500,000 shares from 7,500,000 shares.

Our Board of Directors recommends a vote “FOR” proposals 1-3.

Complete proxy materials, including the proxy card, are available to you on-line at http://www.pstvote.com/ trovagene2017 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person.

Control Number:

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting To Be Held on June 13, 2017

(1)        This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)        The Proxy Statement and 2016 Annual Report on Form 10-K are available at http://www.pstvote.com/ trovagene2017.

(3)        If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 30, 2017 to facilitate timely delivery.

To request a paper copy of these items:

•	Call our toll-free number – (866) 223-0448; or

•	Visit our website at http://www.pstvote.com/trovagene2017; or

•	Send us an e-mail at info@philadelphiastocktransfer.com.

Please clearly identify: (i) the items you are requesting; (ii) Trovagene, Inc.; (iii) your name along with the Control Number located in the lower right hand corner of this notice and (iv) the name and address to which the materials should be mailed.

By Order of the Board of Directors

/s/	Thomas H. Adams
Thomas H. Adams Chairman of the Board of Directors

Control Number:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. June 13, 2017
0000336331_1    R1.0.1.15
TROVAGENE, INC
BROKER LOGO
HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717
Investor Address Line 1
Investor Address Line 2 1    Investor Address Line 3 Investor Address Line 4 15 12 OF Investor Address Line 5    John Sample 2 1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
Meeting Information
Meeting Type: Annual<mtgtype>Meeting
For holders as of:    April<recdate>24, 2017
Date: June 13, 2017    Time: 9:00<mtgtime>AM PDT
Location: 11055 Flintote Ave
San Diego, CA 92121
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
B A R C O D E
See the reverse side of this notice to obtain proxy materials and voting instructions.
Broadridge Internal Use Only
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report    2. Form 10-K    3. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow                ? (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow                (located on the following page) in the subject line.
Requests, instructions ? and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow                available and follow the instructions.
?
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
Internal Use Only
0000336331_2    R1.0.1.15

Voting items
The Board of Directors recommends that you
vote FOR the following:
1.    Election of Directors
Nominees
01    Thomas H. Adams 02Gary S. Jacob03 Dr. Rodney Markin04 John P. Brancaccio05William Welch
06    Dr. Stanley Tennant 07Dr. Paul Billings
The Board of Directors recommends you vote FOR the following proposal(s):
2    Proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
3    Proposal to approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 9,500,000 from 7,500,000 shares.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
B A R C O D E
0000336331_3    R1.0.1.15
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Reserved for Broadridge Internal Control Information
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
Broadridge Internal Use Only
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